united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 2/29/2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
February 29, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 60.6%
	DEBT FUNDS - 60.6%
21,336	iShares Barclays 1-3 Year Credit Bond ETF	$ 2,237,933
7,000	iShares Floating Rate Bond ETF	351,610
4,000	PIMCO Enhanced Short Maturity Active ETF	402,320
71,000	SPDR Barclays Short Term Corporate Bond ETF	2,164,790
12,000	SPDR Blackstone / GSO Senior Loan ETF	549,600
14,000	Vanguard Intermediate-Term Corporate Bond ETF	1,192,660
27,000	Vanguard Short-Term Bond ETF	2,169,720
32,000	Vanguard Short-Term Corporate Bond ETF	2,535,040
28,000	Vanguard Short-Term Government Bond ETF	1,711,920
	TOTAL EXCHANGE TRADED FUNDS (Cost $13,457,468)	13,315,593

	SHORT-TERM INVESTMENTS - 25.7%
	MONEY MARKET FUND - 17.2%
3,768,180	AIM STIT Liquid Assets Portfolio, to yield 0.01% * + (Cost $3,768,180)	3,768,180

Principal ($)
	U.S. GOVERNMENT TREASURY OBLIGATIONS - 8.5%
625,000	United States Treasury Bill, 0.31% due 5/26/16 * ^	624,541
1,250,000	United States Treasury Bill, 0.44% due 6/30/16 * ^	1,248,151
	TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (Cost $1,872,692)	1,872,692

	TOTAL INVESTMENTS - 86.3% (Cost $19,098,340) (a)	$ 18,956,465
	OTHER ASSETS LESS LIABILITIES - 13.7%	3,016,170
	NET ASSETS - 100.0%	$ 21,972,635

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,098,340 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 7,087
	Unrealized Depreciation:	(148,962)
	Net unrealized Depreciation:	$ (141,875)
* All or a portion of this security is a holding of the Witherspoon Fund Ltd.
^ All of this security is segregated as collateral for open futures contracts.
+ Money market fund; interest rate reflects seven-day effective yield on February 29, 2016.

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
February 29, 2016

SWAP CONTRACTS *	Unrealized Appreciation/ (Depreciation)
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the Witherspoon Index, a proprietary index of the London Branch of Deutsche Bank AG. The Witherspoon Index features a basket of commodity trading advisor (“CTA”) programs selected by Witherspoon Asset Management LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The Witherspoon Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, Witherspoon Asset Management LLC can modify the Witherspoon Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the Witherspoon Index, or by adding, deleting, or re-weighting the constituent CTA programs. Deutsche Bank charges 75 bps for notional amounts under $50m. The swap became effective on February 15, 2013 and has a term of five years there from unless terminated earlier. (Notional Value $17,156,750)	$ 1,904,468
The Societe Generale, S.A. (London) Total Return Swap provides exposure to the daily, total returns of a Reference Index calculated using the performance of the Societe General Newedge UK, Ltd. The Societe General Newedge UK, Ltd. features a basket of alternative investment programs managed by third-party managers selected by Witherspoon Asset Management LLC in coordination with Societe General Newedge UK, Ltd. The Witherspoon Offshore Fund, Ltd. comprises a diversified collection of strategy and style types that may include trend-following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, Witherspoon Asset Management LLC may reset the notional value or the trading level of the Societe Generale, S.A. Total Return Swap as frequently as daily on a T+1 basis. In addition, according to the terms of the Societe Generale Newedge UK, Ltd. may modify, by adding, deleting, or re-weighting, the constituent investment programs in the Witherspoon Offshore Fund, Ltd. as frequently as daily on a T+1 basis. The swap pays a financing fee of 50bs and is subject to a minumum charge of $8,000 monthly, which is accrued daily and paid monthly. The swap became effective on October 7, 2015 and has a term of one year therefrom unless terminated earlier. (Notional Value $1,250,000 with a Trading Level of $7,170,530)	(32,941)
Total Net Unrealized Appreciation on Swap Contracts	$ 1,871,527
* All or a portion of this security is a holding of the Witherspoon Fund Ltd.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current  bid and ask prices on the day of valuation.  Investments in trading companies are valued at a fair value based on the net asset value as reported by underlying trading companies. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.  Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued using the “fair value” procedures approved by the Trust's Board of Trustees (the "Board"). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board has also engaged a third party valuation firm to attend valuation meetings  held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements - The Fund is subject to equity price risk, interest rate risk, credit risk, counterparty risk and/or commodity risk in the normal course of pursuing their respective investment objectives.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Changes in the value of swap agreements are recognized as unrealized gains and losses by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction.

The value of the derivative instruments outstanding as of February 29, 2016 as disclosed in the Portfolio of Investments and the amounts in unrealized gains and losses on derivative instruments during the period disclosed above serve as an indicator of the volume of derivative activity for the fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of February 29, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 13,315,593	$ -	$ -	$13,315,593
Money Market Fund	3,768,180	-	-	3,768,180
U.S. Government Treasury Obligations	-	1,872,692	-	1,872,692
Swap Contracts	-	1,904,468	-	1,904,468
Total	$ 17,083,773	$ 3,777,160	$ -	$20,860,933
Liabilities	Level 1	Level 2	Level 3	Total
Swap Contracts	$ -	$ 32,941	$ -	$ 32,941
Total	$ -	$ 32,941	$ -	$ 32,941

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.
The Fund did not hold any Level 3 securities during the period.
* See Portfolio of Investments for industry classification

Consolidation of Subsidiaries – Witherspoon Managed Futures Strategy Fund ("WMFSF") with Witherspoon Fund Limited ("WFL") – The Consolidated Portfolio of Investments includes the accounts of WFL, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

WMFSFL may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with WMFSFL's investment objectives and policies.

WFL, through its investments in managed futures programs, utilizes commodity based derivative products to facilitate WMFSF's pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, WMFSF may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the WMFSF Prospectus.

A summary of the WMFSFL's investments in the CFC is as follows:

	Inception Date of CFC	CFC Net Assets at February 29, 2016	% of Fund Net Assets at February 29, 2016
WFL	2/11/2013	5,450,500	24.81%

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust II

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/29/2016

By

*/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 4/29/2016